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                                                               EXHIBIT h(26)(b)

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT


      The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Cova Financial Services Life Insurance Company, a Missouri life insurance company and Cova Life Sales Company, Inc., is hereby amended as follows:

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

----------------------------------------- ----------------------------------- ----------------------------------------
     FUNDS AVAILABLE UNDER THE              SEPARATE ACCOUNTS                     CONTRACTS FUNDED BY THE SEPARATE
             POLICIES                      UTILIZING THE FUNDS                                ACCOUNTS
----------------------------------------- ----------------------------------- ----------------------------------------
AIM V.I. Capital Appreciation Fund         Cova Variable Annuity Account One    o   CONTRACT FORM #XL-407
AIM V.I. International Equity Fund                                              o   CONTRACT FORM #XL-617
AIM V.I. Value Fund
----------------------------------------- ----------------------------------- ----------------------------------------
AIM V.I. Capital Appreciation Fund         Cova Variable Life Account One       o   CONTRACT FORM #CL-1020
AIM V.I. Value Fund
----------------------------------------- ----------------------------------- ----------------------------------------
AIM V.I. Capital Appreciation Fund                                              o   CONTRACT FORM #CLP001 (5/99)
AIM V.I. International Equity Fund                                              o   CONTRACT FORM #CLP002 (5/99)
AIM V.I. Value Fund
----------------------------------------- ----------------------------------- ----------------------------------------


      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 4-23-99
                -------


                                           AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN                By: /s/ ROBERT H. GRAHAM
        ---------------------------            --------------------------
Name:   Nancy L. Martin                    Name:  Robert H. Graham
Title:  Assistant Secretary                Title: President


(SEAL)


                                           A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN                By: /s/ MICHAEL J. CEMO
        ---------------------------            --------------------------
Name:   Nancy L. Martin                    Name:  Michael J. Cemo
Title:  Assistant Secretary                Title: President


(SEAL)


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                                           COVA FINANCIAL SERVICES LIFE
                                                INSURANCE COMPANY



Attest:  /s/ SHARI RUECKER                 By:   /s/ NORMA J. NASELLI
        ---------------------------            ---------------------------
Name:    Shari Ruecker                     Name:  Norma J. Naselli
Title:   First Vice President              Title: Assistance Vice President

(SEAL)


                                           COVA LIFE SALES COMPANY, INC.



Attest:  /s/ SHARI RUECKER                 By:    /s/ PATRICIA E. GUBBE
        ---------------------------            ---------------------------
Name:    Shari Ruecker                     Name:  Patricia E. Gubbe
Title:   First Vice President              Title: President


(SEAL)


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